united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-23705

Atlas U.S. Tactical Income Fund, Inc.

(Exact name of registrant as specified in charter)

225 Pictoria Drive, Ste 450, Cincinatti, Ohio 45246

(Address of principal executive offices) (Zip code)

Jaime Pandal

Buchanan Office Center, Road 165 No. 40, Suite 201, Guaynabo, PR 00968

(Name and address of agent for service)

Registrant's telephone number, including area code: 855-969-8440

Date of fiscal year end: 9/30

Date of reporting period: 9/30/23

Item 1. Reports to Stockholders.

ATLAS U.S. TACTICAL INCOME FUND, INC.

ANNUAL REPORT

September 30, 2023

To our Shareholders: (Unaudited)

The Atlas U.S. Tactical Income Fund Inc. (the “Fund”) is pleased to present its Annual Report to Shareholders for the fiscal year ended September 30, 2023.

The Fund is an open-end investment company that seeks to maximize total return, consistent with preservation of capital. The Fund invests primarily in fixed-income securities, including U.S. government, mortgage-backed, and corporate debt securities, and municipal obligations. The Fund normally invests at least 80% of its assets in a diversified portfolio of fixed-income instruments of varying maturities and generally invests up to 20% of its total assets in large capitalization stocks. The Fund may not invest more than 10% of its assets in below investment-grade fixed income securities. The Fund is a diversified, open-end redeemable at will investment company under the Investment Company Act of 1940. The Fund’s investment objective seeks to maximize total return, consistent with the preservation of capital.

Economic and Financial Market Review

During the fiscal year ended September 30, 2023, the Federal Reserve (“Fed’) continued to implement significant monetary policy tightening resulting from persistent and broad inflationary pressures in the US economy. Although the global supply chain normalized to pre-pandemic levels and tighter financial conditions weighed on several sectors of the US economy, the unrelenting pace of consumer spending coupled with substantial fiscal expansion by the federal government, boosted US economic growth at a 2.90% pace for the fiscal year. As a result of continued inflationary pressures, solid economic growth and a robust labor market, the Fed increased short-term interest rates by 225 basis points (“bps”), from 3.25% to 5.50% by September 30, 2023.

The main theme in the financial markets, in particular the fixed income sector during the fiscal year ended September 30, 2023, was the persistence of broad inflationary pressures, as the Consumer Price Index ranged from an annual rate of 8.20% to 3.70% by the end of the fiscal year. Although some of the price pressures resulted from supply challenges during the pandemic, a major factor was the increase in demand for goods, services, and housing stemming from accommodative fiscal and monetary policies.

Given the risks of continued persistence in price levels, the Fed continued to tighten monetary policy using the institution’s tool kit by (1) increasing short-term interest rates and (2) reducing its balance sheet by means of quantitative tightening at a combined monthly rate of $95 billion of US Treasury and Agency Mortgage-Backed securities. During the last twelve months, long term interest rates continued to trend higher, with the 2-year US Treasury note yield increasing by 77 basis points (“bps”), from 4.28% to 5.05%. Also, the 10-year US Treasury note rose by 74 bps for the same period, from 3.83% to 4.57%. The major sectors in the fixed income market were impacted differently by the Fed’s actions. The credit markets, specifically US Agency Mortgage-Backed debt, were impacted by the increase in interest rates, the surge in risk premium associated with the uncertainty regarding the future path of interest rates and economic outlook and by the supply and demand imbalances prompted by changes in the composition of the Fed’s security holdings. The Bloomberg MBS Conventional 30 Year Index declined by 0.61% for the fiscal year. On the other hand, the corporate debt market outperformed the latter given the improvement in corporate profits during the past twelve months. For the fiscal year, the IBoxx USD Liquid Investment Grade Index expanded by 3.70%. Also, the Bloomberg Aggregate Bond Index, a broad measure for the fixed income sector increased by 0.64%.

Consistent with the stabilization in sentiment in the fixed income credit sector, the equity market performed well during the fiscal year. The combination of factors described above prompted large capitalization stocks to recover some of the losses observed during the previous year. For the fiscal year, the S&P 500 index and the NASDAQ composite improved by 21.62% and 26.13%. For the same period, the total return for the Fund’s Class A shares without load improved by 5.07%.

The Fund’s returns were driven by the surge in interest rates and to a lesser degree the stabilization observed in credit markets, particularly in the corporate debt sector. The higher coupons observed in the market throughout the year, helped offset the increase in long-term interest rates. As a defensive measure against the surge in market volatility, the allocation to equities decreased during the year, in favor of US Agency Mortgage-Backed securities and corporate debt.

Sincerely,

Paul Hopgood, CFA, CAIA

President

Atlas US Tactical Income Fund, Inc.

17637735-NLD-11222023

Atlas U.S. Tactical Income Fund, Inc.
Portfolio Review (Unaudited)
September 30, 2023

Composition of the change in value of a $10,000 investment

The Fund’s performance figures for the years ended September 30, 2023, compared to its benchmarks:

	One Year	Three Year
Atlas U.S. Tactical Income Fund, Inc.:
Class A without Load	5.07%	(4.04)%
Class A with load	1.45%	(5.16)%
Class C	4.19%	(4.80)%
Bloomberg U.S. Aggregate Bond Index *	0.64%	(5.21)%
S&P 500 Total Return Index **	21.62%	10.15%

*	The Bloomberg U.S. Aggregate Bond Index is an unmanaged index comprised of U.S. investment grade, fixed rate bond market securities, including government, government agency, corporate and mortgage-backed securities. Investors cannot invest directly in an index; unlike the Fund’s returns, the index does not reflect any fees or expenses.

**	The S&P 500 Total Return Index is a market capitalization-weighted index of 500 widely held common stocks. Investors cannot invest directly in an index or benchmark.

The performance data quoted is historical. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions. Total returns would have been lower had the adviser not waived its fees and reimbursed a portion of the Fund’s expenses. Returns for periods greater than one year are annualized. The Fund’s investment adviser

Atlas U.S. Tactical Income Fund, Inc.
Portfolio Review (Unaudited) (Continued)
September 30, 2023

has contractually agreed to reduce its fees and/or absorb expenses of the Fund, at least until January 31, 2024, to ensure that the net annual Fund operating expenses (excluding (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions, (iii) acquired fund fees and expenses; (iii) borrowing costs (such as interest and dividend expense on securities sold short); (iv) taxes; and (v) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Directors, contractual indemnification of Fund service providers (other than the Adviser)) will not exceed 1.15% and 1.90% of gross assets, respectively for Class A and Class C, subject to possible recoupment from the Fund in future years. The Fund’s total gross annual operating expenses, per its prospectus dated February 1, 2023, including underlying funds, are 2.41% for Class A and 3.13% for Class C. Class A shares are subject to a maximum sales charge of 3.50%. Class A and Class C shares are subject to a redemption fee of 1.00% of the amount redeemed if held less than 60 days. The above performance figures do not reflect the deduction of taxes that a shareholder would have to pay on Fund distributions or the redemption of the Fund shares. For performance information current to the most recent month-end, please call 1-787-781-1301.

PORTFOLIO COMPOSITION

Percent of Net Assets
Common Stocks	14.1%
Financials	10.9%
Communications	1.9%
Technology	1.1%
Real Estate	0.2%
Corporate Bonds	53.8%
Financials	53.8%
U.S. Government & Agencies	101.8%
Call Options Purchased	0.1%

Liabilities in Excess of Other Assets	(69.8)%
Net Assets	100.0%

ATLAS U.S. TACTICAL INCOME FUND, INC.
SCHEDULE OF INVESTMENTS
September 30, 2023

Shares		Fair Value
	COMMON STOCKS — 14.1%
	BANKING - 0.8%
22,362	Bank of America Corporation	$612,272

	CABLE & SATELLITE - 0.7%
12,107	Comcast Corporation, Class A	536,824

	ENTERTAINMENT CONTENT - 0.7%
7,056	Walt Disney Company(a)	571,889

	HEALTH CARE REIT - 0.2%
22,861	Medical Properties Trust, Inc.	124,592

	MORTGAGE FINANCE - 10.1%
396,182	AGNC Investment Corporation	3,739,958
216,613	Annaly Capital Management, Inc.	4,074,491
		7,814,449
	OFFICE REIT - 0.0%(b)
1,071	Orion Office REIT, Inc.	5,580

	SEMICONDUCTORS - 0.6%
13,835	Intel Corporation	491,834

	TECHNOLOGY SERVICES - 0.5%
6,345	PayPal Holdings, Inc.(a)	370,929

	TELECOMMUNICATIONS - 0.5%
12,151	Verizon Communications, Inc.	393,814

	TOTAL COMMON STOCKS (Cost $15,983,052)	10,922,183

The accompanying notes are an integral part of these financial statements.

ATLAS U.S. TACTICAL INCOME FUND, INC.
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2023

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	CORPORATE BONDS — 53.8%
	ASSET MANAGEMENT — 3.7%
3,000,000	Charles Schwab Corporation(c)	SOFRRATE + 2.500%	5.8530	05/19/34	$2,857,153

	BANKING — 27.4%
2,400,000	Bank of America Corporation(c)	H15T5Y + 1.200%	2.4820	09/21/36	1,748,487
4,600,000	Bank of America Corporation(c)	H15T5Y + 2.000%	3.8460	03/08/37	3,746,121
1,250,000	Citigroup, Inc.		6.6250	06/15/32	1,263,351
1,000,000	Citigroup, Inc.(c)	SOFRRATE + 2.661%	6.1740	05/25/34	957,502
3,000,000	Citigroup, Inc.		6.1250	08/25/36	2,908,027
100,000	JPMorgan Chase & Company		4.2500	10/01/27	94,996
5,900,000	JPMorgan Chase & Company(c)	SOFRRATE + 2.580%	5.7170	09/14/33	5,683,187
3,500,000	US Bancorp Series BB(c)	SOFRRATE + 2.110%	4.9670	07/22/33	3,058,766
1,750,000	Wells Fargo Bank NA		6.6000	01/15/38	1,776,001
					21,236,438
	INSTITUTIONAL FINANCIAL SERVICES — 10.3%
1,750,000	Goldman Sachs Group, Inc.		6.7500	10/01/37	1,774,319
6,900,000	Morgan Stanley Series F(c)	SOFRRATE + 2.620%	5.2970	04/20/37	6,162,499
					7,936,818
	SPECIALTY FINANCE — 12.4%
4,000,000	American Express Company(c)	SOFRRATE + 2.255%	4.9890	05/26/33	3,661,572
6,725,000	Capital One Financial Corporation(c)	SOFRRATE + 2.370%	5.2680	05/10/33	5,953,982
					9,615,554

	TOTAL CORPORATE BONDS (Cost $45,803,646)				41,645,963

The accompanying notes are an integral part of these financial statements.

ATLAS U.S. TACTICAL INCOME FUND, INC.
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2023

Principal		Coupon Rate
Amount ($)		(%)	Maturity	Fair Value
	U.S. GOVERNMENT & AGENCIES — 101.8%
	AGENCY FIXED RATE — 97.6%
1,940,118	Fannie Mae Pool	5.5000	11/01/52	$1,879,751
5,742,944	Fannie Mae Pool(e)	5.5000	03/01/53	5,571,849
822,698	Ginnie Mae I Pool	4.0000	01/15/46	772,587
864,527	Ginnie Mae I Pool	4.0000	01/15/48	793,243
588,984	Ginnie Mae I Pool	4.0000	03/15/48	546,462
752,445	Ginnie Mae I Pool	4.0000	04/15/48	687,551
2,329,710	Ginnie Mae I Pool(e)	6.0000	06/15/53	2,398,897
1,280,720	Ginnie Mae II Pool(e)	4.0000	09/20/47	1,160,089
1,016,770	Ginnie Mae II Pool(e)	4.5000	02/20/48	942,344
1,244,236	Ginnie Mae II Pool	4.0000	03/20/48	1,135,409
808,391	Ginnie Mae II Pool	4.0000	03/20/48	744,432
7,292,282	Ginnie Mae II Pool(e)	5.5000	10/20/52	7,253,473
1,979,377	Ginnie Mae II Pool(e)	6.5000	10/20/52	2,078,701
2,046,559	Ginnie Mae II Pool	5.0000	02/20/53	1,982,833
1,376,129	Ginnie Mae II Pool(e)	5.5000	02/20/53	1,368,590
1,756,170	Ginnie Mae II Pool(e)	6.5000	02/20/53	1,844,372
1,000,442	Ginnie Mae II Pool(e)	6.5000	02/20/53	1,050,693
2,056,413	Ginnie Mae II Pool	5.0000	03/20/53	1,992,381
1,637,823	Ginnie Mae II Pool(e)	6.0000	03/20/53	1,688,089
2,642,882	Ginnie Mae II Pool(e)	6.5000	03/20/53	2,775,603
5,123,900	Ginnie Mae II Pool(e)	6.5000	03/20/53	5,381,250
1,417,499	Ginnie Mae II Pool(e)	6.5000	03/20/53	1,488,681
812,539	Ginnie Mae II Pool	5.0000	04/20/53	787,240
1,779,056	Ginnie Mae II Pool(e)	5.5000	04/20/53	1,769,310
1,096,262	Ginnie Mae II Pool(e)	5.5000	04/20/53	1,090,257
1,228,161	Ginnie Mae II Pool(e)	6.0000	04/20/53	1,265,853
1,737,329	Ginnie Mae II Pool(e)	5.5000	06/20/53	1,727,813
2,669,929	Ginnie Mae II Pool(e)	5.5000	06/20/53	2,655,302
1,023,624	Ginnie Mae II Pool	5.5000	06/20/53	1,018,017
9,962,979	Ginnie Mae II Pool(e)	6.0000	06/20/53	10,268,731
1,309,370	Ginnie Mae II Pool	5.0000	07/20/53	1,268,538
1,114,379	Ginnie Mae II Pool	5.5000	07/20/53	1,108,268
1,076,798	Ginnie Mae II Pool(e)	5.5000	07/20/53	1,070,893
1,017,152	Ginnie Mae II Pool	6.5000	09/20/53	1,068,331

The accompanying notes are an integral part of these financial statements.

ATLAS U.S. TACTICAL INCOME FUND, INC.
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2023

Principal		Coupon Rate
Amount ($)		(%)	Maturity	Fair Value
	U.S. GOVERNMENT & AGENCIES — 101.8% (Continued)
	AGENCY FIXED RATE — 97.6% (Continued)
1,179,013	Ginnie Mae II Pool(e)	6.0000	01/20/53	$1,215,198
1,194,702	Ginnie Mae II Pool(e)	6.0000	06/20/53	1,231,371
1,110,375	Ginnie Mae II Pool	6.5000	06/20/53	1,166,137
1,235,971	Ginnie Mae II Pool	5.0000	07/20/53	1,197,425
				75,445,964
	AGENCY MBS OTHER — 4.2%
1,693,219	Ginnie Mae II Pool	5.0000	05/20/53	1,640,503
1,620,645	Ginnie Mae II Pool(e)	5.5000	05/20/53	1,611,767
				3,252,270

	TOTAL U.S. GOVERNMENT & AGENCIES (Cost $81,170,964)			78,698,234

Contracts(d)		Expiration Date	Exercise Price	Notional Value
	EQUITY OPTIONS PURCHASED(a) - 0.1%
	CALL OPTIONS PURCHASED - 0.1%
1,325	iShares 20+ Year Treasury Bond ETF	03/15/2024	$110	$11,751,425	43,725
	TOTAL CALL OPTIONS PURCHASED (Cost - $69,741)

	TOTAL EQUITY OPTIONS PURCHASED (Cost - $69,741)				43,725

	TOTAL INVESTMENTS - 169.8% (Cost $143,027,403)				$131,310,105
	LIABILITIES IN EXCESS OF OTHER ASSETS - (69.8)%				(53,974,783)
	NET ASSETS - 100.0%				$77,335,322

OPEN FUTURES CONTRACTS

Number of Contracts	Open Short Futures Contracts	Expiration Date	Notional Amount(f)	Unrealized Appreciation
40	CBOT 10 Year US Treasury Note	12/19/2023	$4,322,500	$73,750
	TOTAL FUTURES CONTRACTS			$73,750

The accompanying notes are an integral part of these financial statements.

ATLAS U.S. TACTICAL INCOME FUND, INC.
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2023

REVERSE REPURCHASE AGREEMENTS

Principal Amount ($)	Counterparty	Acquired Date	Interest (%)	Maturity	Fair Value
$(28,090,000)	INTL FCStone	9/27/2023	5.5500	10/4/2023	$(28,090,000)
(1,829,000)	South Street	8/30/2023	5.5900	10/6/2023	(1,829,000)
(26,170,000)	South Street	8/31/2023	5.5900	10/6/2023	(26,170,000)
TOTAL REVERSE REPURCHASE AGREEMENTS (Proceeds $56,089,000)					$(56,089,000)

ETF	- Exchange-Traded Fund

REIT	- Real Estate Investment Trust

H15T5Y	US Treasury Yield Curve Rate T Note Constant Maturity 5 Year

SOFRRATE	United States SOFR Secured Overnight Financing Rate

(a)	Non-income producing security.

(b)	Percentage rounds to less than 0.1%.

(c)	Variable rate security; the rate shown represents the rate on September 30, 2023.

(d)	Each option contract allows the holder of the option to purchase or sell 100 shares of the underlying security.

(e)	This security has been pledged as collateral for securities sold under agreements to repurchase of $58,909,126.

(f)	The amounts shown are the underlying reference notional amounts to stock exchange indices and equities upon which the fair value of the futures contracts held by the Fund are based. Notional values do not represent the current fair value of, and are not necessarily indicative of the future cash flows of the Fund’s futures contracts. Further, the underlying price changes in relation to the variables specified by the notional values affects the fair value of these derivative financial instruments. The notional values as set forth within this schedule do not purport to represent economic value at risk to the Fund

The accompanying notes are an integral part of these financial statements.

Atlas U.S. Tactical Income Fund, Inc.
Statement of Assets and Liabilities
September 30, 2023

Assets:
Investments, at fair value (cost $143,027,403) - including $58,909,126 of
securities held in a pledge account for repurchase agreements collateral	$131,310,105
Cash	633,045
Interest receivable	1,016,803
Deposits with broker for futures contracts	566,221
Dividend receivable	191,876
Prepaid expenses and other assets	2,042
Total Assets	133,720,092

Liabilities:
Reverse repurchase agreements (proceeds $56,089,000)	56,089,000
Interest payable for reverse repurchase agreements	152,382
Distribution fees payable	41,106
Payable to related parties	27,636
Variation margin on futures contracts	11,424
Accrued expenses and other liabilities	63,222
Total Liabilities	56,384,770
Contingencies & Commitments	—
Net Assets	$77,335,322

Net assets:
Paid-in capital	$105,209,617
Accumulated losses	(27,874,295)
Total Net Assets	$77,335,322

Shares outstanding, $0 par value, unlimited shares authorized
Class A Shares	8,834,971
Class C Shares	1,410,011
10,244,982

Class A Shares:
Net Assets	$66,691,398
Net assets and redemption price per share (a)	$7.55
Maximum offering price per share (maximum sales charge of 3.50%)	$7.82
Class C Shares:
Net Assets	$10,643,924
Net assets, offering price and redemption price per share (a)	$7.55

(a)	Redemptions made within 60 days of purchases may be assessed a redemption fee of 1.00%.

The accompanying notes are an integral part of these financial statements.

Atlas U.S. Tactical Income Fund, Inc.
Statement of Operations
For the Year Ended September 30, 2023

Investment income:
Interest	$6,373,897
Dividends	942,986
Less: foreign tax withholding	(102,190)
Total investment income	7,214,693

Expenses:
Interest and leverage related expenses	3,069,594
Investment advisory fees	918,144
Distribution fees:
Class A	174,120
Class C	113,865
Administration fee	92,927
Transfer agent fees	41,194
Fund accounting fees	39,872
Professional fees	39,116
Legal fees	38,128
Directors’ fees	32,724
Audit and accounting fees	24,035
Custody fees	16,718
Printing expenses	16,503
Insurance expense	7,316
Shareholder service fees	6,685
Other expenses	8,263
Total expenses	4,639,204
Less: Advisory fees waived by Adviser	(711,150)
Less: Class A Distribution fees waived by Adviser	(15,116)
Net expenses	3,912,938
Net investment income	$3,301,755

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	$(2,665,059)
Futures contracts	2,149,709
(515,350)
Net change in unrealized gain (loss):
Investments	3,151,682
Futures contracts	(2,053,553)
1,098,129

Net realized and unrealized gain on investments	582,779
Net increase in net assets from operations	$3,884,534

The accompanying notes are an integral part of these financial statements.

Atlas U.S. Tactical Income Fund, Inc.
Statements of Changes in Net Assets

	For The Year	For The Year
	Ended	Ended
	September 30, 2023	September 30, 2022
From Operations:
Net investment income	$3,301,755	$2,331,183
Net realized loss on investments, options contracts and futures contracts	(515,350)	(9,493,612)
Net change in unrealized gain (loss) on investments, options contracts and futures contracts	1,098,129	(18,193,010)
	3,884,534	(25,355,439)

Distributions to shareholders:
Total distributions
Class A	(3,011,848)	(3,314,145)
Class C	(396,353)	(441,732)
Return of capital
Class A	(433,286)	(282,034)
Class C	(70,812)	(37,592)
Total Distributions to shareholders:	(3,912,299)	(4,075,503)

From capital share transactions:
Shares sold
Class A	2,420,822	7,835,866
Class C	214,000	1,441,020

Shares issued in reinvestment of distributions
Class A	1,045,928	1,004,214
Class C	151,860	112,666

Shares redeemed
Class A	(3,056,474)	(3,927,948)
Class C	(889,952)	(865,328)

Redemption fees
Class A	—	798
Net increase (decrease) in net assets from capital share transactions	(113,816)	5,601,288

Net Decrease in Net Assets	(141,581)	(23,829,654)

Net Assets:
Beginning of Year	$77,476,903	$101,306,557
End of Year	$77,335,322	$77,476,903

The accompanying notes are an integral part of these financial statements.

Atlas U.S. Tactical Income Fund, Inc.
Statement of Cash Flows
For the Year Ended September 30, 2023

Cash used in operating activities
Net increase in net assets resulting from operations	$3,884,534
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Purchases of investments	(156,144,598)
Proceeds from sales of investments	161,865,236
Proceeds from paydowns on investments	4,530,830
Amortization of premiums on investments, net	42,005
Net realized gain on investments, options contracts and futures contracts	2,816,312
Net change in unrealized gain (loss) on investments, options contracts and futures contracts	(3,151,682)

Decrease (increase) in assets:
Variation margin on futures contracts	157,031
Receivable for securities sold	111,795
Interest receivable	(212,668)
Dividend receivable	38,446
Prepaid expenses and other assets	(1,143)
Increase (decrease) in liabilities:
Payable for securities purchased	(234,946)
Variation margin on futures contracts	11,424
Investment advisory fees payable	(41,967)
Distribution fees payable	8,622
Payable to related parties	27,636
Accounts payable and other accrued expenses	(14,379)
Net cash provided by operating activities	13,692,488

Cash flows from financing activities:
Proceeds from shares sold	2,644,822
Decrease in borrowings, net of repayments of $2,358,638,000)	(11,531,277)
Payment of shares redeemed	(3,946,426)
Distributions to shareholders	(2,714,511)
Net cash used in financing activities	(15,547,392)

Net decrease in cash	(1,854,904)
Cash at beginning of Year	3,054,170
Cash at end of year (includes deposits with broker)	$1,199,266

Cash	633,045
Restricted Cash Held with Broker	566,221
Reconciliation to cash balance	$1,199,266

Supplemental disclosures:
Interest paid	$2,979,871

Non-Cash Financing Activities:
Dividends reinvested	$1,197,788

The accompanying notes are an integral part of these financial statements.

Atlas U.S. Tactical Income Fund, Inc.
Financial Highlights

The following per share data and ratios have been derived from information provided in the financial statements.

	Class A
	For the Year Ended	For the Year Ended	For the Year Ended
	September 30, 2023	September 30, 2022	September 30, 2021
Per-share operating performance:
Net asset value, beginning of year	$7.55	$10.39	$9.77
Income from investment operations:
Net investment income*	0.33	0.24	0.25
Net realized and unrealized gain (loss) from investment operations	0.06	(2.67)	0.79
	0.39	(2.43)	1.04
Less distributions:
Dividends from net investment income	(0.34)	(0.38)	(0.42)
Return of capital	(0.05)	(0.03)	—
Total distributions	(0.39)	(0.41)	(0.42)
Paid in capital from redemption fees*	—	0.00 ^	0.00 ^
Net asset value, end of year	$7.55	$7.55	$10.39
Total investment return based on net asset value per share**	5.07%	(24.00)%	10.77%
Ratios as a percentage of average net assets:
Expenses***:
before waiver	5.62%	2.41%	1.90%
net of waiver	4.72%	1.99%	1.58%
Net investment income	4.18%	2.56%	2.45%
Net assets, end of year (in thousands)	$66,691	$66,340	$86,658
Portfolio turnover rate	109%	139%	14%

*	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

**	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and distributions, if any, and exclude the effect of applicable sales charges and redemption fees. Had the adviser not waived fees, total returns would have been lower.

***	Expenses. excluding interest and leverage related expenses:

before waiver	1.83%	1.73%	1.77%
net of waiver	0.93%	1.31%	1.45%

^	Less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

Atlas U.S. Tactical Income Fund, Inc.
Financial Highlights

The following per share data and ratios have been derived from information provided in the financial statements.

	Class C
	For the Year Ended	For the Year Ended	For the Year Ended
	September 30, 2023	September 30, 2022	September 30, 2021
Per-share operating performance:
Net asset value, beginning of year	$7.55	$10.37	$9.75
Income from investment operations:
Net investment income*	0.28	0.17	0.17
Net realized and unrealized gain (loss) from investment operations	0.05	(2.67)	0.79
	(0.33)	(0.32)	(0.34)
Less distributions:
Dividends from net investment income	(0.28)	(0.29)	(0.34)
Return of capital	(0.05)	(0.03)	—
Total distributions	(0.33)	(0.32)	(0.34)
Paid in capital from redemption fees*	—	0.00 ^	0.00 ^
Net asset value, end of year	$7.55	$7.55	$10.37
Total investment return based on net asset value per share**	4.19%	(24.56)%	9.89%
Ratios as a percentage of average net assets:
Expenses***:
before waiver	6.36%	3.13%	2.64%
net of waiver	5.49%	2.73%	2.32%
Net investment income	3.40%	1.80%	1.68%
Net assets, end of year (in thousands)	$10,644	$11,137	$14,649
Portfolio turnover rate	109%	139%	14%

*	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

**	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and distributions, if any, and exclude the effect of applicable sales charges and redemption fees. Had the adviser not waived fees, total returns would have been lower.

***	Expenses. excluding interest and leverage related expenses:

before waiver	2.58%	2.46%	2.51%
net of waiver	1.71%	2.06%	2.19%

^	Less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

Atlas U.S. Tactical Income Fund, Inc.
Notes to Financial Statements
September 30, 2023

Note 1 -	Organization and Significant Accounting Policies

Prior to June 17, 2021, the Atlas U.S. Tactical Income Fund, Inc. (the “Fund”) was a diversified, leveraged, open-end, redeemable at will, mutual fund investment company registered under the Puerto Rico Investment Companies Act of 2013 (the Act), as amended, and organized under the laws of the Commonwealth of Puerto Rico. The Fund was incorporated on June 17, 2015, and started operations on October 1, 2015. Since June 17, 2021, the Fund has been registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is to maximize total return, consistent with preservation of capital.

The Fund currently offers Class A and Class C shares. Class A shares are offered at net asset value plus a maximum sales charge of 3.50%. Class C shares are offered at net asset value. The Fund charges a fee of 1% on redemptions of shares held for less than 60 days. Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

The following is a summary of significant accounting policies followed by the Fund:

Basis of Accounting

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) applicable to investment companies. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies” including FASB Accounting Standard Update ASU 2013-08.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Net Asset Value

The net asset value per share of the Fund is determined as of the close of regular trading on each day that the New York Stock Exchange is open for business by adding the assets value of all securities and other assets of the Fund, then subtracting its liabilities, and then dividing the result by the total number of shares outstanding.

Atlas U.S. Tactical Income Fund, Inc.
Notes to Financial Statements (Continued)
September 30, 2023

Note 1 -	Organization and Significant Accounting Policies – (continued)

Fair Value Measurements

The Fund follows the provisions of FASB ASC 820 – “Fair Value Measurements and Disclosures” for fair value measurements of financial assets and financial liabilities and for fair value measurements of non-financial items that are recognized or disclosed at fair value in the financial statements on a recurring basis and defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. It also establishes a framework for measuring fair value and expands disclosures about fair value measurements.

Investment Transactions

Investment transactions are recorded on the trade date. Differences between cost and fair values are reflected as unrealized appreciation or depreciation on investments. The Fund uses the high-cost method for determining realized gains or losses on investments.

Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Discounts and premiums on fixed income securities are accreted or amortized using the effective interest method.

Taxation

The Fund recognizes the tax benefits of uncertain tax positions only where the position is more likely than not to be sustained on its merits in examination by the tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability should be recorded related to uncertain tax positions taken on returns filed for open tax years. As of September 30, 2023, there were no uncertain tax positions for the Fund or unrecognized tax benefits. The Fund remains subject to income tax examinations for its PR income taxes filed for the fiscal years 2018 to 2022, or expected to be filed in 2023.

The Fund can invest in taxable and tax-exempt securities. In general, distributions of taxable income dividends, if any, to Puerto Rico individuals, estates, and trusts are subject to a tax of 15%. Moreover, distribution of capital gain dividends, if any to (a) Puerto Rico individuals, estates, and trusts are subject to a tax of 15% and (b) Puerto Rico corporations are subject to a tax of 20%. The tax withholdings are effected at the time of payment of the corresponding dividend. Otherwise, tax distributions are subject to regular income tax. Individual shareholders may be subject to alternate basic tax on certain fund distributions. Certain Puerto Rico entities receiving taxable income dividends are entitled to claim an 85% dividends received deduction. Fund shareholders are advised to consult their own tax advisers.

REIT distributions – The character of distributions received from Real Estate Investment Trusts (’‘REITs’’) held by the Fund is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Fund to estimate the character of distributions received from underlying REITs based on historical data provided by the REITs. After each calendar year end, REITs report the actual tax character of these distributions. Differences between the estimated and actual amounts reported by the REITs are reflected in the Fund’s records in the year in which they are reported by the REITs by adjusting related investment cost basis, capital gains and income, as necessary.

Atlas U.S. Tactical Income Fund, Inc.
Notes to Financial Statements (Continued)
September 30, 2023

Note 1 -	Organization and Significant Accounting Policies – (continued)

In addition, the Fund is exempt from United States income taxes, except for dividends received from United States sources, which are subject to a 10% United States withholding tax, if certain requirements are met. Dividend income is recorded net of taxes.

Shares Issues and Redemptions

In accordance with the terms of the Fund, a net asset value per share is determined for each share class, as of the close of business on every business day for the purposes of issuance and redemption of the Fund’s shares. The Fund may assess a short-term redemption fee of 1.00% of the total redemption amount if a shareholder sells their shares after holding them for less than 60 days. The Fund received $0 and $798 in redemption fees for the years ended September 30, 2023 and September 30, 2022, respectively.

Dividends and Distributions to Shareholders

The Fund distributes income on a monthly basis. The Fund does not generally intend to distribute capital gains unless the Board of Directors of the Fund (the “Board”) determines that capital gains must be distributed to holders of shares in order to ensure advantageous tax treatment for the Fund or its shareholders.

Concentration of Credit Risk

The Fund is designated as a diversified fund which may not invest more than 5% of the Fund’s total assets in a single issuer with the exception of obligations guaranteed by the U.S. Government or one of its agencies nor invest more than 10% of the outstanding voting securities of an issuer and has at least 75% of the Fund’s assets invested in cash and cash equivalents, Government securities, securities of other investment companies.

Financial instruments that potentially expose the Fund to certain concentrations of credit risk include cash in bank accounts. The cash deposits, at times, may exceed the amount insured by the Federal Deposit Insurance Corporation (“FDIC”).

Deposit accounts, including checking and savings accounts, money market deposit accounts and certificates of deposit are standardly insured up to $250,000 by the FDIC. The standard insurance coverage is per depositor, per insured bank. Cash deposits with counter parties for futures and options are uninsured. At September 30, 2023, the Fund had uninsured cash deposits fully related to broker deposits and variation funds for futures and options. The Fund has not experienced any losses on such accounts. As of September 30, 2023, the Fund held $633,045 in cash at U.S. Bank, N.A. The Fund held $566,221 at Interactive Brokers.

Futures Contracts – The Fund is subject to interest rate risk in the normal course of pursuing its investment objectives. To manage equity price risk, the Fund may enter into futures contracts. Upon entering into a futures contract with a broker, the Fund is required to deposit, in a segregated account, a specified amount of cash which is classified as “cash deposit” with broker in the accompanying Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by the Fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with changes in the value of the underlying securities. With futures contracts, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Futures contracts outstanding at year end are listed after the Fund’s Schedule of Investments.

Atlas U.S. Tactical Income Fund, Inc.
Notes to Financial Statements (Continued)
September 30, 2023

Note 1 -	Organization and Significant Accounting Policies – (continued)

Options Transactions – The Fund is subject to equity price and interest rate risk in the normal course of pursuing its investment objective and may purchase options to help hedge against risk.

The Fund may purchase put and call options. Put options are purchased to hedge against a decline in the value of securities held in the Fund’s portfolio. If such a decline occurs, the put options will permit the Fund to sell the securities underlying such options at the exercise price, or to close out the options at a profit. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to the Fund. In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to the Fund, the benefits realized by the Fund as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs. Purchased options are non-income producing securities. With purchased options, there is minimal counterparty risk to the Fund since these options are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded options, guarantees against a possible default.

The effect of derivative instruments on the Statement of Assets and Liabilities at September 30, 2023, were as follows:

		Location of derivatives on Statement of	Fair value of asset/liability
Derivative	Risk Type	Assets and Liabilities	derivatives
Futures contracts	Interest Rate	Variation margin on futures contracts	$(11,424)
Options purchased	Interest Rate	Investments, at fair value	43,725
		Total	$32,301

The effect of derivative instruments on the Statement of Operations for the year ended September 30, 2023, were as follows:

			Realized and
			unrealized gain
Derivative	Risk Type	Location of gain (loss) on derivatives	(loss) on derivatives
Futures	Interest Rate	Net realized gain from futures contracts	$2,149,709
Futures	Interest Rate	Net change in unrealized appreciation on futures contracts	(2,053,553)
Options purchased	Equity/Interest Rate	Net realized loss from investments	(1,266,626)
Options purchased	Interest Rate	Net change in unrealized depreciation on investments	(26,016)
		Total	$(1,196,486)

Atlas U.S. Tactical Income Fund, Inc.
Notes to Financial Statements (Continued)
September 30, 2023

Note 1 -	Organization and Significant Accounting Policies – (continued)

The notional value of the derivative instruments outstanding as of September 30, 2023, as disclosed in the Schedule of Investments and the realized gain and loss amounts and changes in unrealized gains and losses on derivative instruments during the period as disclosed above and within the Statement of Operations serve as indicators of the volume of derivative activity for the Fund.

The cost of purchases and proceeds from the sale of securities, other than short-term securities, for the year ended September 30, 2023, amounted to $154,857,014 and $161,581,699, respectively.

Note 2 -	Fair Value Measurements

Security valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the primary exchange’s regular trading session on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale, such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or market quotations from a major market maker in the securities. The independent pricing service does not distinguish between smaller-sized bond positions known as “odd lots” and larger institutional-sized bond positions known as “round lots”. The Fund may fair value a particular bond pursuant to fair valuation policies and procedures adopted by the Board if the adviser does not believe that the round lot value provided by the independent pricing service reflects fair value of the Fund’s holding. The Board has designated the Atlas Asset Management LLC, the Fund’s adviser (the “Adviser”) as its valuation designee. Futures contracts are valued at the final settled price or, in the absence of a settled price, at the last sale price on the day of valuation. Exchange traded options are valued at the last sale price or in the absence of a sale, at the mean between the current bid and ask prices. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

Open-end underlying funds are valued at their respective net asset values as reported by such investment companies. The underlying funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the boards of the underlying funds.

The Fund determines the fair value of its financial instruments based on the GAAP Fair Value Measurement framework, which establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (level 1 measurement) and the lowest priority to unobservable inputs (level 3 measurements). The three levels of the fair value hierarchy are described below:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Atlas U.S. Tactical Income Fund, Inc.
Notes to Financial Statements (Continued)
September 30, 2023

Note 2 -	Fair Value Measurements – (continued)

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following table summarizes the inputs used as of September 30, 2023, for the Fund’s assets measured at fair value:

Assets*	Level 1	Level 2	Level 3	Total
Common Stocks	$10,922,183	$—	$—	$10,922,183
Corporate Bonds	—	41,645,963	—	41,645,963
U.S. Government & Agencies	—	78,698,234	—	78,698,234
Call Options Purchased	43,725	—	—	43,725
	10,965,908	120,344,197	—	131,310,105
Futures Contracts**	73,750	—	—	73,750
Total Assets	$11,039,658	$120,344,197	$—	$131,383,855
Liabilities
Reverse Repurchase Agreements	$—	$(56,089,000)	$—	$(56,089,000)
Total Liabilities	$—	$(56,089,000)	$—	$(56,089,000)

Atlas U.S. Tactical Income Fund, Inc.
Notes to Financial Statements (Continued)
September 30, 2023

Note 2 -	Fair Value Measurements – (continued)

The Fund did not hold any Level 3 securities during the year.

*	Please refer to the Schedule of Investments for industry classifications.

**	Represents cumulative appreciation on futures contracts at September 30, 2023.

The following is a description of the Fund’s valuation methodologies used for assets and liabilities measured at fair value:

Equity Securities – Equity securities include common stock, exchange traded funds and master limited partnerships. Equity securities with quoted market prices obtained from an active exchange market are classified as Level 1.

Exchange-Traded Funds (“ETFs”) – ETFs are priced continuously during normal trading hours in an active exchange market. The net asset value (NAV) of ETFs is calculated at the end of each trading day, at market close. ETFs are classified as Level 1.

U.S. Government Agency Debentures, Mortgage-Backed and Instrumentalities – Fair value for these securities is obtained from third-party pricing service providers that use a pricing methodology based on an active exchange market and quoted market prices for similar securities. Other US Government debt securities, other than U.S. Treasury Notes, are classified as Level 2.

Corporate Bonds - The fair value of corporate bonds is estimated using various techniques, which may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (when observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. Although most corporate bonds are categorized in level 2 of the fair value hierarchy, in instances when lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in level 3.

Note 3 -	Management, Advisory, Distribution and Other Fees

Investment Advisory Fees

The Adviser provides investment advisory services to the Fund. The Adviser charges an investment advisory fee at an annual rate of 0.65% on the first $100 million, 0.60% on the next $200 million and 0.55% on assets exceeding $300 million on the Fund’s average daily gross assets. For the year ended September 30, 2023, $918,144 of investment advisory fees was earned by the Adviser.

The Adviser has contractually agreed to reduce its fees and/or absorb expenses of the Fund until at least January 31, 2024 to ensure that total annual fund operating expenses after fee waiver and/or reimbursement (excluding (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions, (iii) acquired fund fees and expenses; (iii) borrowing costs (such as interest and dividend expense on securities sold short); (iv) taxes; and (v) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Directors, contractual indemnification of Fund service providers (other than the Adviser)) will not exceed 1.15% of the average daily gross assets of the Fund’s Class A shares and 1.90% of the average daily gross assets of the Fund’s Class C shares. Fees waived or reimbursed by the Adviser may be recouped by the Adviser from the Fund, to the extent that overall expenses fall below the expense limitation within three years following when such amounts were waived and/or reimbursed if such recoupment can be achieved within the lesser of the foregoing expense limits or the expenses limits in place at the time of the recoupment. During the year ended September 30, 2023, the Adviser voluntarily waived fees of $711,150 which is not subject to recapture by the Adviser.

Atlas U.S. Tactical Income Fund, Inc.
Notes to Financial Statements (Continued)
September 30, 2023

Note 3 -	Management, Advisory, Distribution and Other Fees – (continued)

Distribution (12b-1) Fees

The distributor of the Fund is Northern Lights Distributors, LLC (“NLD” or the “Distributor”). The distribution fee amounts to an annual rate of 0.25% and 1.00% of the Class A and Class C shares, respectively, computed on the Fund’s average daily net assets. For the year ended September 30, 2023, $174,120 for Class A and $113,865 for Class C of distribution fees was paid by the Fund of which $15,116 of the distribution fees on Class A was voluntarily waived by the Adviser. The Distributor acts as the Funds principal underwriter in a continuous public offering of the Fund’s shares. For the year ended September 30, 2023, the Distributor received $54,018 in underwriting commissions for sales of Class A shares, of which $5,698 was retained by the principal underwriter or other affiliated broker-dealers.

In addition, certain affiliates of the Distributor provide services to the Fund as noted below.

Other Fees

Ultimus Fund Solutions, LLC (“UFS”), an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to a separate servicing agreement with UFS, the Funds pay UFS customary fees for providing administration, fund accounting and transfer agency services to the Funds. Under the terms of the Funds’ agreement with UFS, UFS pays for certain operating expenses of the Funds.

Northern Lights Compliance Services, LLC (“NLCS”) – NLCS, an affiliate of UFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Blu Giant, LLC (“Blu Giant”) Blu Giant, an affiliate of UFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Funds on an ad-hoc basis.

Certain officers and directors of the Fund are also officers and directors of the Adviser. The Fund also has three independent directors, who are paid based upon fees per meeting and disclosed in the Prospectus. For the year ended September 30, 2023, the independent directors received $32,724 in fees.

Note 4 -	Investment and Other Requirements and Limitations

The Fund is subject to certain requirements and limitations related to investments. Some of these requirements and limitations are imposed statutorily or by regulation, while others are by procedures established by the Board. The most significant requirements and limitations are discussed below.

The Fund is prohibited from investing in direct or indirect obligations issued by the Commonwealth of Puerto Rico or any of its instrumentalities or any security deemed illiquid by the Adviser.

Normally, at least 20% of the Fund’s assets must be invested solely in securities issued by Government National Mortgage Association (“GNMA” or “Ginnie Mae”), Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”) representing an interest in or guaranteed by mortgages on real property located in Puerto Rico.

Atlas U.S. Tactical Income Fund, Inc.
Notes to Financial Statements (Continued)
September 30, 2023

Note 5 -	Share Transactions

The Fund is authorized to issue an unlimited number of Class A and Class C shares of common stock with no par value per share. Transactions in shares during the year ended September 30, 2023, and the year ended September 30, 2022, were as follows:

September 30, 2023

	Shares
	Class A	Class C
Shares sold	302,815	26,791
Shares issued in reinvestment of distributions	132,462	19,209
Shares redeemed	(385,789)	(111,909)

Net increase (decrease)	49,488	(65,909)

Shares outstanding
Beginning of year	8,785,483	1,475,920
End of year	8,834,971	1,410,011

September 30, 2022

	Shares
	Class A	Class C
Shares sold	804,951	143,593
Shares issued in reinvestment of distributions	111,721	12,572
Shares redeemed	(468,709)	(92,496)

Net increase	447,963	63,669

Shares outstanding
Beginning of year	8,337,520	1,412,251
End of year	8,785,483	1,475,920

Note 6 -	Tax Information

The Fund is exempt from Puerto Rico income tax for a taxable year if it distributes to its shareholders at least 90% of its net income for the taxable year within the time period provided by the Puerto Rico Internal Revenue Code of 2011, as amended.

The Fund will be treated as a “passive foreign investment company” (“PFIC”) under the United States Internal Revenue Code of 1986, as amended (the “US Code”). As such, the Fund will not qualify as a regulated investment company under Subchapter M of the US Code and will be treated as a non-U.S. corporation whose only business activity in the United States is trading in stocks or securities for its own account, which, under the US Code, does not constitute engaging in the conduct of a trade or business within the United States, even if its principal office is located therein. As a result, the Fund will be subject to U.S. federal income tax withholding only with respect to certain types of income from United States sources considered fixed, determinable, annual and periodic income (such as dividends and interest paid by U.S. payors).

Atlas U.S. Tactical Income Fund, Inc.
Notes to Financial Statements (Continued)
September 30, 2023

Note 6 -	Tax Information - (continued)

In general, the Fund’s distributions will be subject to Puerto Rico income taxes as dividend income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a Puerto Rico tax-qualified retirement plan or an IRA, in which case your distributions may be taxed as ordinary income when withdrawn from the tax-advantaged account. Such distributions will also be subject to U.S federal income taxes and the PFIC rules if received by a U.S. person not residing in Puerto Rico. Distributions to residents of Puerto Rico who own, directly or indirectly, less than 10% of the total shares of the Fund will not be subject to U.S. federal income taxes.

Note 7 -	Tax Components of Capital

The tax attributes of distributions paid during the fiscal years ended September 30, 2023 and September 30, 2022, were as follows:

	Fiscal Year Ended	Fiscal Year Ended
	September 30, 2023	September 30, 2022
Ordinary Income	$(3,408,201)	$(3,755,877)
Long-Term Capital Gain	—	—
Return of Capital	(504,098)	(319,626)
Total	$(3,912,299)	$(4,075,503)

The Fund’s net investment income and net realized gain (loss) on investments and futures contracts reflected in the financial statements differ from distributable net investment income and net realized gain (loss) on investments and futures contracts for tax purposes. Permanent book and tax differences are primarily attributable to the tax adjustments for real estate investment trusts and partnerships, and paydowns from mortgage-backed securities, as follows:

2023
Net investment income per statement of operations	$3,301,755
Tax adjustments for real estate investment trusts and partnerships	—
Reclassification of realized loss on securities’ paydown for tax purposes	106,446
Distributable net investment income for tax purposes	$3,408,201

Net realized loss on investments and derivatives per statement of operations	$(515,350)
Tax adjustments for real estate investment trusts and partnerships	—
Reclassification of realized loss on securities’ paydown for tax purposes	(106,446)
Net realized loss on investments and derivatives for tax purposes	$(621,796)

Atlas U.S. Tactical Income Fund, Inc.
Notes to Financial Statements (Continued)
September 30, 2023

Note 7 -	Tax Components of Capital - (continued)

The accumulated net investment loss and accumulated net realized loss on investments (tax basis) and derivatives, respectively, (for tax purposes) at September 30, 2023, were as follows:

2023
Undistributed net investment income, beginning of the year	$—
Net investment income for the year	3,408,201
Distributions	(3,408,201)
Accumulated net investment loss, end of the year	$—

Accumulated net realized loss on investments and derivatives, beginning of the year	$(15,608,951)
Net realized loss on investment and derivatives for the year, tax basis	(621,796)
Distributions	—
Accumulated net realized loss on investments and derivatives,end of the year, tax basis	$(16,230,747)

Note 8 -	Securities Sold Under Agreements to Repurchase

The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. The Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Fund to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Fund to counterparties are recorded as a component of interest expense on the Statement of Operations. The reverse repurchase agreements on the Statement of Assets and Liabilities are recorded at their contractual amount, which approximates their fair value based on Level 2 inputs in the fair value hierarchy.

At September 30, 2023, the Fund had outstanding $56,089,000 in securities sold under agreements to repurchase. Summarized information on such borrowing was as follows:

Weighted-average interest rate at end of the year	5.57%
Maximum aggregate balance outstanding at any time during the year	$ 79,851,000
Average balance outstanding during the year	$ 62,535,997
Weighted-average interest rate during the year.	4.86%

At September 30, 2023, the interest rates on three outstanding agreements with maturities up to October 6, 2023, were 5.55%, 5.59% and 5.59%.

At September 30, 2023, investment securities amounting to $58,909,126 were pledged as collateral for securities sold under agreements to repurchase, limited to the reverse repurchase balance. The counterparties under such agreements to repurchase have the right to sell or repledge the investment securities. Interest payable on securities sold under agreements to repurchase amounted to $152,382 at September 2023.

No trades were executed by any affiliate of the Adviser.

Atlas U.S. Tactical Income Fund, Inc.
Notes to Financial Statements (Continued)
September 30, 2023

Note 9 –	Risks and Uncertainties

Leverage Risk. The use of leverage by the Fund creates an opportunity for increased net income, but at the same time, creates special risks. Because, under normal market conditions, obligations with longer-term or medium-term maturities produce higher yields than short-term obligations, the Adviser believes that the spread inherent in the difference between the short-term rates paid by the Fund in the course of leveraging and the longer-term rates received by the Fund from securities purchased with the proceeds of such leverage will provide holders of the shares with a potentially higher yield. Investors should note, however, that leverage creates certain risks for shareholders, including higher volatility in the net asset value and market value of the shares as well as in the dividend rate paid by the Fund on the shares. Since any decline in the value of the Fund’s investment will be borne entirely by the shareholders, the effect of leverage in the declining market would result in a greater decrease in net asset value per share than if the Fund were not leveraged, which will result in a lower redemption price of the shares. The effect of leverage may cause a shareholder to lose all or a portion of its investment in the Fund.

Mortgage-Backed Securities Risk. Mortgage-backed securities are classified generally as either commercial mortgage-backed securities or residential mortgage-backed securities, each of which is subject to certain specific risks. Mortgage-backed securities tend to be more sensitive to changes in interest rates than other types of debt securities. Investments in mortgage-backed securities are subject to both extension risk, where borrowers extend the duration of their mortgages in times of rising interest rates, and prepayment risk, where borrowers pay off their mortgages sooner than expected in times of declining interest rates. These risks may reduce the Fund’s returns. In addition, investments in mortgage-backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than various other types of fixed-income securities.

Note 10 –	Investment and Other Requirements and Limitations

The Fund is subject to certain requirements and limitations related to investments and leverage. Some of these requirements and limitations are imposed statutorily or by regulation while others are imposed by procedures established by the Board of Directors. The most significant requirements and limitations are discussed below. In accordance with the requirements of the Puerto Rico Investment Companies Act and rulings issued by the Commissioner of Financial Institutions (“OCFI”), the Fund is required to invest at least 20% of the Fund’s total assets in Puerto Rico Assets (the “20% investment requirement”). The balance of the Fund’s assets is invested in U.S. debt and other fixed-income obligations. The Fund continues to be required to invest at least 90% of its assets in securities that are rated, at the time of purchase, within the highest rating category by one or more nationally recognized statistical rating organizations or are deemed of comparable quality by the Fund’s investment adviser. The OCFI granted a waiver that permits the Fund to maintain PR assets acquired prior to the effective date of the change in investment policy. Therefore, the Fund will gradually achieve the approved investment policy and applicable compliance ratios with the gradual disposal of assets as market and economic conditions permit.

The Fund’s investment objective and fundamental policies may not be changed without the vote of a majority of the Fund’s outstanding shares of common stock and the consent of the Commissioner. All other investment policies and limitations, however, subject to applicable Puerto Rico law, may be changed by the Board of Directors of the Fund without the approval of either the Fund’s shareholders or the Commissioner. The Fund’s leverage, as measured by the ratio of total assets, may not exceed 33 1⁄3%. Should this ratio be exceeded, the Fund is precluded from further leverage transactions until the maximum 33 1⁄3% ratio is restored. The Fund may issue preferred stock, debt securities and other forms of leverage to the extent that immediately after their issuance the value of the Fund’s total assets less all the Fund’s liabilities and indebtedness which are not represented by preferred stock, debt securities, or other forms of leverage being issued or already outstanding is equal to or greater than 300% of the aggregate par value of all outstanding preferred stock (not including any

Atlas U.S. Tactical Income Fund, Inc.
Notes to Financial Statements (Continued)
September 30, 2023

Note 10 –	Investment and Other Requirements and Limitations – (continued)

accumulated dividends or other distributions attributable to such preferred stock) and the total amount outstanding of debt securities and other forms of leverage.

Offsetting of Financial Assets and Derivative Assets and Liabilities

The Fund’s policy is to recognize a net asset or liability equal to the net appreciation (depreciation) of the repurchase agreements. The following table shows additional information regarding repurchase agreements and the offsetting of assets and liabilities at September 30, 2023.

Gross Amounts Not Offset in the Statement of
Liabilities:				Assets & Liabilities
		Gross Amounts	Net Amounts
		Offset in the	Presented in the
	Gross Amounts	Statement of	Statement of	Financial
	of Recognized	Assets &	Assets &	Instruments	Collateral
Description	Liabilities	Liabilities	Liabilities	Pledged(1)	Pledged/(Received)
Reverse repurchase agreements	$56,089,000	$—	$56,089,000	$56,089,000	$—

(1)	The amount is limited to the reverse repurchase balance and accordingly does not include excess collateral pledged.

Remaining Contractual maturity of the lending agreement

	Overnight &			Greater than
	Continuous	Up to 30 Days	30-90 Days	90 Days	Total
US Government Agency Obligations	$—	$56,089,000	$—	$—	$56,089,000

Gross amount of unrecognized liabilities for reverse repurchase agreements					$56,089,000

Note 11 –	Control Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. As of September 30, 2023, Pershing LLC, an account holding shares for the benefit of others in nominee name, held approximately 79% of the voting securities for the Fund. The Fund has no knowledge as to whether any beneficial owner included in these nominee accounts holds more than 25% of the voting shares of the Fund.

Note 12 –	Recent Regulatory Updates

On January 24, 2023, the SEC adopted rule and form amendments to require mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information. Other information, including financial statements, will not appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Fund.

Atlas U.S. Tactical Income Fund, Inc.
Notes to Financial Statements (Continued)
September 30, 2023

Note 13 –	Commitments and Contingencies

The Fund indemnifies its officers and Directors for certain liabilities that may arise from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

Note 14 –	Subsequent Events

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of

Atlas U.S. Tactical Income Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Atlas U.S. Tactical Income Fund, Inc. (the “Fund”) as of September 30, 2023, the related statements of operations, cash flows and changes in net assets, the related notes, and the financial highlights for the year then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2023, the results of its operations and its cash flows, the changes in net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

The Fund’s financial statements and financial highlights for the year ended September 30, 2022, and prior, were audited by other auditors whose report dated November 29, 2022, expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2023, by correspondence with the custodian, counterparties, and broker. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2023.

COHEN & COMPANY, LTD.

Philadelphia, Pennsylvania

November 29, 2023

COHEN & COMPANY, LTD.

800.229.1099 | 866.818.4538 fax | cohencpa.com

Registered with the Public Company Accounting Oversight Board

Atlas U.S. Tactical Income Fund, Inc.
DISCLOSURE OF FUND EXPENSES (Unaudited)
September 30, 2023

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges and redemption fees; and (2) ongoing costs, including management fees; distribution and/or shareholder servicing fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period beginning April 1, 2023 through September 30, 2023.

Actual Expenses

The “Actual” lines in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” lines in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Ending Account	Expenses Paid
	Beginning Account	Value	During Period *
	Value (4/1/23)	(9/30/23)	(4/1/23 to 9/30/23)
Actual
Class A	$1,000.00	$966.00	$23.21
Class C	$1,000.00	$961.10	$27.28
Hypothetical
(5% return before expenses)
Class A	$1,000.00	$1,001.45	$23.63
Class C	$1,000.00	$997.24	$27.79

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratios of 4.71% and 5.55% for Class A and Class C, respectively, multiplied by the number of days in the period (183) divided by the number of days in the fiscal year (365).

Atlas U.S. Tactical Income Fund, Inc.
SUPPLEMENTAL INFORMATION (Unaudited)
September 30, 2023

The Directors and the executive officers of the Fund are listed below with their present positions with the Fund and principal occupations over at least the last five years. The business address of each Director and officer is c/o Atlas U.S. Tactical Income Fund, Inc., Buchanan Office Center, Road 165 No. 40, Suite 201, Guaynabo, PR 00968.

Independent Directors

Name (Year of Birth)	Position(s) Held with the Fund	Term of Office and Length of Time Served(i)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director(ii)	Other Directorships
Eduardo Inclán (1975)	Director	1 year; Since Inception	Founder and Managing Director, Bluhaus Capital; Founder Bluhaus Small Business Fund; Director East Island Excursions, Inc.; Former Senior Vice President Investment Banking Director Santander Securities.	1	East Island Excursions, Inc.; Advisory Board Member, The Salvation Army, Puerto Rico & Virgin Islands Division
Fernando J. Nido (1959)	Director	1 year; Since September 2022	Independent Consultant, professional services since June 2014; former Managing Partner, Puerto Rico, Deloitte; former member of Puerto Rico’s Board of Accountants’ and former Vice Chair of Puerto Rico’s CPA Association	1	Trans-Oceanic Life Insurance Company and Trans-Oceanic Life Insurance Company of America
Jorge Padilla (1956)	Director	1 year; Since Inception	Director, Converge RE; Executive Director & Trustee, GDB Debt Recovery Authority; Treasurer Fundación CAP; Former Senior Vice President and Chief Financial Officer of Universal Insurance Group, Inc.; Former President Universal Finance, Inc.; Certified Public Accountant since 1980.	1	None

Atlas U.S. Tactical Income Fund, Inc.
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
September 30, 2023

Interested Directors and Officers

Name (Year of Birth)	Position(s) Held with the Fund	Term of Office and Length of Time Served(i)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director(ii)	Other Directorships
Paul Hopgood (1976) (iii)	President and Director	1 year; Since Inception	President, Atlas Asset Management LLC; Former Chief Investment Officer of Santander Asset Management, LLC.	1	None
Jaime Pandal (1983)(iv)	Vice President, Director, Secretary and Treasurer	1 year; Since Inception	Managing Director & Vice President of Atlas Asset Management LLC (since Sept. 2014); President, JAPA, LLC (Real Estate) (since Oct. 2019) Former Senior Portfolio Analyst of Santander Asset Management, LLC.	1	None
Timothy Shaloo (v) 1970	Chief Compliance Officer	1 year; Since August 2023	AVP, Compliance Officer Northern Lights Compliance Services, LLC (“NLCS”) (since Sept. 2023); Senior Compliance Analyst, NLCS (2021 to Aug. 2023), Compliance Specialist, Ultimus Fund Solutions, LLC (2016 to 2021)	n/a	n/a

(i)	The term of office of each Director shall be from the time of his election and qualification until the election of Directors next succeeding his election and until his successor shall have been elected and shall have qualified or until his death, or until he shall have resigned, or until the last day of the calendar quarter during which he reaches seventy-five (75) years of age, or until he shall have been removed. The Board may extend the retirement age for a Director who reaches seventy-five (75) years of age for an additional twelve-month period.

(ii)	The Fund Complex consists solely of the Fund.

(iii)	An “interested person” as defined by the 1940 Act. Mr. Hopgood is deemed to be an “interested” director because he is the owner of 80% of the membership interests of the Investment Adviser and also serves as its President.

(iv)	An “interested person” as defined by the 1940 Act. Mr. Pandal is deemed to be an “interested” director because he serves as Managing Director and Vice President of the Adviser.

(v)	The address for Mr. Shaloo is Ultimus Fund Solutions, LLC, 2 Easton Oval, Suite 300, Columbus, Ohio 43219.

The Fund’s SAI includes additional information about the Directors and is available free of charge, upon request, by calling toll-free at 1-855-969-8440.

Atlas U.S. Tactical Income Fund, Inc.
SUPPLEMENTAL INFORMATION (Unaudited)
September 30, 2023

Consideration and Renewal of Advisory Agreement between Atlas Asset Management, LLC and Atlas U.S. Tactical Income Fund, Inc. (the “Fund”)

During a meeting held on May 16, 2023, the Board of Directors (the “Board”) of the Fund. including a majority of the Directors who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as amended, discussed the renewal of the advisory agreement between Atlas Asset Management, LLC (“Atlas”) and the Fund (the “Advisory Agreement”)

The Board reviewed and discussed the 15(c) Materials and acknowledged that Atlas had also routinely provided information to the Board throughout the year. The Independent Directors considered counsel’s guidance and their own business judgment in evaluating the Advisory Agreement and the weight to be given to each factor considered. In considering the renewal of the Advisory Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis, including those discussed below.

Nature, Extent and Quality of Services. The Board observed that the portfolio managers for the Fund had been consistent, had excellent academic credentials and had many years of experience, collectively, in the financial services industry. The Board acknowledged that since the Advisory Agreement’s initial approval, Atlas had been designated as the Board’s Valuation Designee pursuant to Rule 2a-5 under the 1940 Act and was responsible for overseeing the fair valuation process for the Fund in addition to providing a complete and continuous investment program for the Fund. The Board commented that the portfolio managers made all investment decisions for the Fund and placed orders with brokers and dealers on the basis of best execution. The Board discussed that the portfolio managers ensured the Fund’s compliance with all investment policies and limitations disclosed in the prospectus, while Atlas’s chief compliance officer monitored the Fund’s liquidity. The Board noted that Atlas reported no material compliance issues since the approval of the Advisory Agreement. The Board discussed that Atlas similarly reported that there had been no SEC examinations, litigation matters, or administrative actions against it or any of its affiliates since the approval of the Advisory Agreement. The Board discussed Atlas’s financial health and confirmed with Atlas that there had been no material changes to Atlas’s financial condition since the approval of the Advisory Agreement. The Board concluded that it had a reasonable basis to expect Atlas to continue providing quality services to the Fund in line with the Board’s expectations.

Performance. The Board recognized that the Fund had underperformed its Morningstar categories and benchmark indices for all periods but had positive performance since inception. The Board recalled that Atlas attributed the Fund’s underperformance for all periods to its exposure to credit markets, which significantly underperformed in 2022 amid unprecedented volatility in the fixed income market resulting from tighter monetary conditions. The Board observed that Atlas presented calendar year returns since the Fund’s inception to highlight the Fund’s performance in 2022 relative to its history. The Board acknowledged that Atlas implemented changes to its investment process in the second half of 2022 to better address current economic and technical factors and requested that it be allowed to manage the Fund for a full market cycle for the Fund’s performance to reflect these changes.

Fees and Expenses. The Board noted that the Fund’s management fee and expense ratio were below the averages of its Morningstar category. The Board remarked that Atlas had entered into an expense limitation agreement to keep the Fund’s expenses below a certain level and intended to renew the agreement when it expired. The Board concluded that the Fund’s fees and expenses were not unreasonable.

Atlas U.S. Tactical Income Fund, Inc.
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
September 30, 2023

Profitability. The Board observed that Atlas was managing the Fund at a loss. The Board therefore determined that Atlas’s excessive profitability was not a concern for the Fund at this time.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grew and whether fee levels reflected a reasonable sharing of economies of scale for the benefit of the Fund’s investors. The Board discussed Atlas’s expectations for growth of the Fund, noting that the advisory fee structure provided for reduced advisory fees as the assets of the Fund increased. The Board observed that economies of scale would be considered in the future as the Fund’s asset levels grow.

Conclusion. Based on all the information considered and the conclusions reached, with no single factor or conclusion being determinative and with each Independent Director not necessarily attributing the same weight to each factor, the Board determined that the continuation of the Advisory Agreement for an additional one-year period to be in the best interests of the Fund.

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

The Fund has adopted and implemented a written liquidity risk management program as required by Rule 22e-4 (the “Liquidity Rule”) under the 1940 Act. The program is reasonably designed to assess and manage the Fund’s liquidity risk, taking into consideration, among other factors, the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources.

During the year ended September 30, 2023, the Fund’s Liquidity Risk Management Program Committee (the “Committee”) reviewed the Fund’s investments and determined that the Fund held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with applicable requirements. Accordingly, the Committee concluded that (i) the Fund’s liquidity risk management program is reasonably designed to prevent violations of the Liquidity Rule and (ii) the Fund’s liquidity risk management program has been effectively implemented.

Atlas U.S. Tactical Income Fund, Inc.

MAY 21, 2021

PRIVACY POLICY

In the course of doing business with shareholders, the Atlas Fund (the “Fund”) collect nonpublic personal information about shareholders. “Nonpublic personal information” is personally identifiable financial information about shareholders. For example, it includes shareholders’ social security number, account balance, bank account information and purchase and redemption history.

The Fund collects this information from the following sources:

➢	Information we receive from shareholders on applications or other forms;

➢	Information about shareholder transactions with us and our service providers, or others;

➢	Information we receive from consumer reporting agencies (including credit bureaus).

What information does the Fund disclose and to whom does the Fund disclose information.

The Fund only discloses nonpublic personal information collected about shareholders as permitted by law. For example, the Fund may disclose nonpublic personal information about shareholders:

➢	To government entities, in response to subpoenas or to comply with laws or regulations.

➢	When shareholders direct us to do so or consent to the disclosure.

➢	To companies that perform necessary services for the Fund, such as data processing companies that the Fund use to process shareholders transactions or maintain shareholder accounts.

➢	To protect against fraud, or to collect unpaid debts. Information about former shareholders.

If a shareholder closes its account, we will adhere to the privacy policies and practices described in this notice.

How the Fund safeguards information.

Within the Fund, access to nonpublic personal information about shareholders is limited to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. The Fund and its service providers maintain physical, electronic and procedural safeguards that comply with federal standards to guard shareholder nonpublic personal information.

Atlas U.S. Tactical Income Fund, Inc.

MAY 21, 2021

PRIVACY NOTICE

In order to provide the products and services of the Fund, we may collect nonpublic, personal information from you. We consider such information to be private and confidential and are committed to respecting your privacy and protecting your information.

We may collect nonpublic, personal information about you from the following sources:

➢	Information that you provide us on applications and other forms;

➢	Information that we generate to service your account, such as account statements; and

➢	Information that we may receive from third parties.

We do not disclose nonpublic, personal information about you without your authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund, including transfer agents and mailing services. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities and require third parties to treat your non-public personal information with the same high degree of confidentiality.

We restrict access to your nonpublic, personal information to those employees who need to know such information to provide products or services to you. We maintain certain physical, electronic and procedural safeguards that are designed to protect your nonpublic, personal information.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or Fund company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with non-affiliated third parties.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-855-969-8440 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, within sixty days after the end of the period. Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. The information on Form N-PORT is available without charge, upon request, by calling 1-855-969-8440.

INVESTMENT ADVISER
Atlas Asset Management LLC
Buchanan Office Center
Road 165 #40, Suite 201
Guaynabo, Puerto Rico 00968

ADMINISTRATOR
Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, Ohio 45246

ATLAS-AR23

(b) Not applicable.

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)(1)ii The Registrant’s board of trustees has determined that Jorge Padilla is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Mr. Padilla is independent for purposes of this Item 3.

(a)(2) Not applicable.

(a)(3)   In this regard, no member of the audit committee was identified as having all of the required technical attributes identified in instruction 2 (b) to item 3 of Form N-CSR to qualify as an “audit committee financial expert,” whether through the type of specialized education or experience required by that instruction.   At this time, the board believes the experience provided by each member of the audit committee collectively offers the fund adequate oversight by its audit committee given the fund’s level of financial complexity.   The board will from time to time reexamine such belief.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2023 – $21,000

2022 – $19,000

(b)	Audit-Related Fees

2023 – None

2022 – None

(c)	Tax Fees

2023 – $0

2022 – $0

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2023 - None

2022 - None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee

2023    2022

Audit-Related Fees:      0.00%   0.00%

Tax Fees:                     0.00%   0.00%

All Other Fees:             0.00%   0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2023 - $0

2022 - $0

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

(i)        Not applicable.

(j)        Not applicable.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. Not applicable.

Item 13. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Atlas U.S. Tactical Income Fund, Inc.

By (Signature and Title)

/s/ Paul Hopgood

Paul Hopgood, President/Principal Executive Officer

Date 12/5/23

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Paul Hopgood

Paul Hopgood, President/Principal Executive Officer

Date 12/5/23

By (Signature and Title)

/s/ Jaime Pandal

Jaime Pandal, Treasurer/Principal Financial Officer

Date 12/5/23